UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 4, 2025
Date of Report (Date of earliest event reported)
_______________________
Civitas Resources, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-35371	61-1630631
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

555 17th Street, Suite 3700
Denver, Colorado 80202
(Address of principal executive offices, including zip code)

(303) 293-9100
(Registrant’s telephone number, including area code)
_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	CIVI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.
On June 4, 2025, Civitas Resources, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”), at which there were 92,573,387 shares of common stock, par value $0.01 per share, of the Company eligible to vote, and of which 80,341,228 shares, or approximately 87% percent, were voted. The proposals that were considered and voted upon at the Annual Meeting are described in further detail in the Company’s definitive proxy statement on Schedule 14A, filed by the Company with the Securities and Exchange Commission on April 21, 2025. The final certified voting results on such proposals were as follows:
1.Stockholders elected each director nominee who stood for election to the board of directors of the Company for a one-year term, to expire at the Company’s 2026 Annual Meeting of Stockholders. The voting results were as follows:

Director	For	Against	Broker Non-Votes
Wouter van Kempen	73,382,301	817,214	6,141,713
Deborah Byers	73,478,207	721,308	6,141,713
Morris R. Clark	73,459,515	740,000	6,141,713
Carrie M. Fox	73,719,558	479,957	6,141,713
Lloyd W. “Billy” Helms, Jr.	73,767,681	431,834	6,141,713
Carrie L. Hudak	73,702,198	497,317	6,141,713
James M. Trimble	73,730,154	469,361	6,141,713
Howard A. Willard III	73,257,355	942,160	6,141,713
Jeffrey E. Wojahn	71,538,684	2,660,831	6,141,713
M. Christopher Doyle	73,708,077	491,438	6,141,713

2.Stockholders ratified the Company’s selection of Deloitte & Touche LLP as the Company’s independent registered public accountant for the year ending December 31, 2025. The voting results were as follows:

For	Against	Abstentions
79,664,370	443,452	233,406
3.Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
71,589,256	2,406,074	204,185	6,141,713

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIVITAS RESOURCES, INC.

Date: June 4, 2025	By:	/s/ Adrian Milton
	Name:	Adrian Milton
	Title:	Senior Vice President, General Counsel and Assistant Corporate Secretary